UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) OCTOBER 16, 2003
                                                        ------------------------



                            PATRICK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           INDIANA                    0-3922                    35-1057796
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


  1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA               46515
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          (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including area code (574) 294-7511
                                                          ----------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 16, 2003 the Registrant issued the press release attached to this Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                       99.1         Press Release dated October 16, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PATRICK INDUSTRIES, INC.
                                              ----------------------------------
                                                        (Registrant)




DATE OCTOBER 16, 2003                          BY   /S/ ANDY L. NEMETH
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                                                     Andy L. Nemeth
                                                     Vice President - Finance